                                                                  EXHIBIT 10.5.1


                                                                       BELLSOUTH

BellSouth Cellular Corp.
1100 Peachtree Street, N.E.             September 20, 1999
Atlanta, Georgia 30309-4599

Airgate Wireless, LLC                              SprintCom, Inc.
4201 Congress Street, Suite 400                    2330 Shawnee Mission Parkway
Charlotte, North Carolina 28209                    Westwood, Kansas 66205
Attn:  Chief Operating Officer                     Attn:  Corporate Secretary

     Re: Master Site Agreement dated August 6, 1998, between BellSouth Personal Communications, Inc. and BellSouth Carolinas PCS, L.P. (collectively, "BellSouth"), and Airgate Wireless, L.L.C. ("Airgate") (as amended, the "Master Site Agreement"), and the Site Sublease Agreements between BellSouth, as "lessor" or "sublessor", and Airgate, as "lessee" or "sublessee", identified on Exhibit "A" attached hereto (collectively, the "Site Agreements")

Dear Sir or Madam:

     Pursuant to Section 16(b) of the Master Site Agreement, notice is hereby given to Airgate and to SprintCom, Inc. of BellSouth's assignment of its interest in the Site Agreements, and related rights and obligations under the Master Site Agreement, to Crown Castle South Inc. ("Crown Castle").

     For your information, the name, address and telephone number of the assignee are as follows:

                         Crown Castle South Inc.
                         376 Southpointe Boulevard
                         Canonsburg, Pennsylvania 15317
                         Attention: Kevin Conroy
                         Telephone No.: (724) 416-2345

     Effective immediately, all payments under the Site Agreements (other than amounts currently past due) should be made to Crown Communications Inc., and addressed to Crown Communications Inc., 375 Southpointe Boulevard, Canonsburg, PA 15317. Any past due amount should be remitted to BellSouth. Crown Castle may be contacting you directly with further instructions regarding the payment of rents or fees due under the Site Agreements and to provide you additional information regarding Crown Castle.

     Please note that this notice applies only to the Site Agreements identified on Exhibit "A" attached hereto. You may have other site agreements with BellSouth which have not been assigned to Crown Castle.

     Please contact Angie Pye at (404) 249-3405 should you have any questions.

                                                  Very truly yours,

                                                  Stephen A. Brake
                                                  Assistant Vice President
                                                  BellSouth Cellular Corp.

cc:  Airgate Wireless, LLC
     230 Peachtree Street, Suite 1700
     Atlanta, Georgia 30303
     Attn: Legal Department

     SprintCom, Inc.
     8140 Ward Parkway
     Kansas City, Missouri 64114
     Attn: Vice President - Law, General Business and Technology

                                  Exhibit "A"

                           Assigned Site Agreements

------------------------------------------------------------------------------------------------------------
    BellSouth Site #             Carrier                  Carrier Site #              Site Location
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
016-009                   AirGate                     AW016527A                   Oconee Co., SC
------------------------------------------------------------------------------------------------------------
016-103                   AirGate                     AW016448A                   Anderson Co., SC
                                                      GR03XC448A
------------------------------------------------------------------------------------------------------------
016-107                   AirGate                     AW016450B                   Anderson Co., SC
------------------------------------------------------------------------------------------------------------
020-003                   AirGate                     AW020902A                   Buncombe Co., NC
------------------------------------------------------------------------------------------------------------
020-008                   AirGate                     AW020907A                   Buncombe Co., NC
------------------------------------------------------------------------------------------------------------
020-010                   AirGate                     AW020909A                   Buncombe Co., NC
------------------------------------------------------------------------------------------------------------
020-012                   AirGate                     GRO3XC911A                  Buncombe Co., NC
------------------------------------------------------------------------------------------------------------
020-013                   AirGate                     AW020912A                   Henderson Co., SC
------------------------------------------------------------------------------------------------------------
020-020                   AirGate                     AW020915A                   Henderson Co., SC
------------------------------------------------------------------------------------------------------------
020-033                   AirGate                     AW020922A                   Buncombe Co., NC
------------------------------------------------------------------------------------------------------------
072-017                   AirGate                     CSO3XC012A                  Charleston Co., SC
------------------------------------------------------------------------------------------------------------
072-020                   AirGate                     CSO3XC018A                  Charleston Co., SC
------------------------------------------------------------------------------------------------------------
072-028                   AirGate                     CS03XC006A                  Charleston Co., SC
------------------------------------------------------------------------------------------------------------
072-033                   AirGate                     CS03XC008A                  Charleston Co., SC
------------------------------------------------------------------------------------------------------------
072-039                   AirGate                     MY04XC542A1                 Georgetown Co., SC
------------------------------------------------------------------------------------------------------------
072-044                   AirGate                     AW072053A                   Dorchester Co., SC
------------------------------------------------------------------------------------------------------------
073-052                   AirGate                     AW072500A1                  Georgetown Co., SC
------------------------------------------------------------------------------------------------------------
072-154                   AirGate                     MY04XC543A1                 Georgetown Co., SC
------------------------------------------------------------------------------------------------------------
091-002                   AirGate                     AW091600A                   Lexington Co., SC
------------------------------------------------------------------------------------------------------------
091-011                   AirGate                     CO3XCO14A                   Lexington Co., SC
------------------------------------------------------------------------------------------------------------
091-018                   AirGate                     AW091037B                   Richland Co., SC
------------------------------------------------------------------------------------------------------------
091-019                   AirGate                     AW091011A                   Lexington Co., SC
------------------------------------------------------------------------------------------------------------
091-025                   AirGate                     AW091027A                   Newberry Co., SC
------------------------------------------------------------------------------------------------------------
091-026                   AirGate                     CO03XC028B                  Newberry Co., SC
------------------------------------------------------------------------------------------------------------
091-032                   AirGate                     AW091016A                   Lexington Co., SC
------------------------------------------------------------------------------------------------------------
091-146                   AirGate                     AW091013B                   Lexington Co., SC
------------------------------------------------------------------------------------------------------------
091-148                   AirGate                     AW091036A                   Richland Co., SC
------------------------------------------------------------------------------------------------------------
091-167                   AirGate                     AW091022A                   Richland Co., SC
------------------------------------------------------------------------------------------------------------
091-177                   AirGate                     CO03XC041B                  Kershaw Co., SC
------------------------------------------------------------------------------------------------------------
165-001                   AirGate                     AW165802A4                  Wayne Co., NC
------------------------------------------------------------------------------------------------------------
165-003                   AirGate                     AW165808A1                  Duplin Co., NC
------------------------------------------------------------------------------------------------------------
165-009                   AirGate                     AW165805A1                  Duplin Co., NC
------------------------------------------------------------------------------------------------------------
165-010                   AirGate                     AW165806A1                  Duplin Co., NC
------------------------------------------------------------------------------------------------------------
165-011                   AirGate                     AW165807A1                  Duplin Co., NC
------------------------------------------------------------------------------------------------------------
165-012                   AirGate                     AW165801A4                  Wayne Co., NC
------------------------------------------------------------------------------------------------------------
177-006                   AirGate                     AW177408B                   Greenville Co., SC
------------------------------------------------------------------------------------------------------------
117-008                   AirGate                     GR0eXC498A                  Greenville Co., SC
------------------------------------------------------------------------------------------------------------
177-015                   AirGate                     AW177419A                   Greenville Co., SC
------------------------------------------------------------------------------------------------------------
177-023                   AirGate                     AW177465C                   Spartanburg Co., SC
------------------------------------------------------------------------------------------------------------
177-025                   AirGate                     GRO3XC409A                  Greenville Co., SC
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
177-026                   AirGate                     AW177427A                   Cherokee Co., SC
------------------------------------------------------------------------------------------------------------
177-027                   AirGate                     AW177423A                   Spartanburg Co., SC
------------------------------------------------------------------------------------------------------------
177-041                   AirGate                     AW177520A                   Pickens Co., SC
------------------------------------------------------------------------------------------------------------
177-044                   AirGate                     AW177418A                   Greenville Co., SC
------------------------------------------------------------------------------------------------------------
177-048                   AirGate                     AW177425A                   Spartanburg Co., SC
------------------------------------------------------------------------------------------------------------
177-156                   AirGate                     AW177544A                   Greenville Co., SC
------------------------------------------------------------------------------------------------------------
177-159                   AirGate                     AW177523A                   Pickens Co., SC
------------------------------------------------------------------------------------------------------------
177-260                   AirGate                     AW177524A                   Pickens Co., SC
------------------------------------------------------------------------------------------------------------
177-161                   AirGate                     AW177426B                   Cherokee Co., SC
------------------------------------------------------------------------------------------------------------
177-164                   AirGate                     AW177522A                   Pickens Co., SC
------------------------------------------------------------------------------------------------------------
177-178                   AirGate                     AW177545                    Pickens Co., SC
------------------------------------------------------------------------------------------------------------
177-186                   AirGate                     AW177483A                   Spartanburg, SC
------------------------------------------------------------------------------------------------------------
177-197                   AirGate                     AW177461C                   Greenville Co., SC
------------------------------------------------------------------------------------------------------------
189-001                   AirGate                     AW189701A                   Catawba Co., NC
------------------------------------------------------------------------------------------------------------
189-002                   AirGate                     AW189723A                   Catawba Co., NC
------------------------------------------------------------------------------------------------------------
189-004                   AirGate                     AW189707A                   Catawba Co., NC
------------------------------------------------------------------------------------------------------------
189-008                   AirGate                     AW189716A                   Caldwell Co., NC
------------------------------------------------------------------------------------------------------------
189-011                   AirGate                     AW189715A                   Caldwell Co., NC
------------------------------------------------------------------------------------------------------------
189-012                   AirGate                     AW189712A                   Burke Co., NC
------------------------------------------------------------------------------------------------------------
189-913                   AirGate                     AW189713A                   Buncombe Co., NC
------------------------------------------------------------------------------------------------------------
189-015                   AirGate                     AW189710A                   Burke Co., NC
------------------------------------------------------------------------------------------------------------
189-016                   AirGate                     AW189724A                   Burke Co., NC
------------------------------------------------------------------------------------------------------------
189-018                   AirGate                     AW189706A                   Catawba Co., NC
------------------------------------------------------------------------------------------------------------
335-001                   AirGate                     AW335058A                   Orangeburg Co., SC
------------------------------------------------------------------------------------------------------------
335-003                   AirGate                     AW335056A                   Orangeburg Co., SC
------------------------------------------------------------------------------------------------------------
335-005                   AirGate                     AW335055A                   Orangeburg Co., SC
------------------------------------------------------------------------------------------------------------
335-107                   AirGate                     OR03XC057A                  Orangeburg Co., SC
------------------------------------------------------------------------------------------------------------
335-108                   AirGate                     OR03XC059A                  Calhoun Co., SC
------------------------------------------------------------------------------------------------------------
382-007                   AirGate                     AW382407A1                  Wilson Co., NC
------------------------------------------------------------------------------------------------------------
382-008                   AirGate                     AW382450A1                  Wilson Co., NC
------------------------------------------------------------------------------------------------------------
382-019                   AirGate                     AW382451A1                  Wilson Co., NC
------------------------------------------------------------------------------------------------------------
478-002                   AirGate                     AW478309A1                  New Hanover Co., NC
------------------------------------------------------------------------------------------------------------
478-006                   AirGate                     AW478306B1                  New Hanover Co., NC
------------------------------------------------------------------------------------------------------------
478-007                   AirGate                     AW478304A1                  New Hanover Co., NC
------------------------------------------------------------------------------------------------------------
478-026                   AirGate                     AW478300A1                  Pender Co., NC
------------------------------------------------------------------------------------------------------------
478-027                   AirGate                     AW478301A1                  Pender Co., NC
------------------------------------------------------------------------------------------------------------
478-028                   AirGate                     AW478302A1                  Pender Co., NC
------------------------------------------------------------------------------------------------------------
478-036                   AirGate                     AW478305A1                  New Hanover Co., NC
------------------------------------------------------------------------------------------------------------
478-037                   AirGate                     AW478352A1                  New Hanover Co., NC
------------------------------------------------------------------------------------------------------------
478-038                   AirGate                     AW478303A1                  Pender Co., NC
------------------------------------------------------------------------------------------------------------